INVESCO ACTIVELY MANAGED EXCHANGE-TRADED FUND TRUST
Supplement dated september 17, 2025 to the prospectuses
and STATEMENT OF ADDITIONAL INFORMATION DATED July 9, 2025, OF:
Invesco Global Equity Net Zero ETF (IQSZ)
(the “Fund”)
Effective as of August 29, 2025, Invesco Asset Management Deutschland GmbH (“Invesco Deutschland”) merged into Invesco Management S.A. The Board of Trustees of Invesco Actively Managed Exchange-Traded Fund Trust (the “Trust”) has approved an Amended and Restated Investment Sub-Advisory Agreement, and effective immediately, the Fund’s Prospectuses and Statement of Additional Information are revised as follows:
1. All references to Invesco Advisers, Inc. as the Fund’s “Sub-Adviser” are replaced with Invesco Management S.A.
2. The third paragraph of the section titled “Management of the Fund” in the Statutory Prospectus is deleted and replaced with the following:
Invesco Management S.A., a subsidiary of Invesco Ltd., the parent of Invesco Capital Management LLC, is a registered investment adviser and serves as the Fund’s investment sub-adviser. Subject to the supervision of the Adviser and the Board, the Sub-Adviser is responsible for the investment management of the Fund. The Sub-Adviser’s principal business address is 37a Avenue John F. Kennedy, 1855 Luxembourg. The Sub-Adviser has been managing assets for institutional and retail clients worldwide since 1991.
3. The “MANAGEMENT – Sub-Adviser” section of the Statement of Additional Information is deleted and replaced with the following:
Sub-Adviser. Invesco Management S.A. manages the investment and reinvestment of the assets of the Fund on an ongoing basis under the supervision of the Adviser. Invesco Management S.A. is located at 37a Avenue John F. Kennedy, 1855 Luxembourg.
4. The “MANAGEMENT – Sub-Advisory Agreements” section of the Statement of Additional Information is deleted and replaced with the following:
Sub-Advisory Agreements. The Adviser has entered into sub-advisory agreements with certain affiliates to serve as sub-advisers to the Fund (each, a “Sub-Advisory Agreement”) pursuant to which these affiliated sub-advisers may be appointed by the Adviser from time to time to provide discretionary investment management services, investment advice and/or order execution services to the Fund. These affiliated sub-advisers are:
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Invesco Advisers, Inc. (“Invesco Advisers”);
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Invesco Asset Management Limited (“Invesco Asset Management”);
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Invesco Asset Management (Japan) Limited (“Invesco Japan”);
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Invesco Hong Kong Limited (“Invesco Hong Kong”);
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Invesco Management S.A. (previously defined as the “Sub-Adviser”);
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Invesco Senior Secured Management, Inc. (“ISSM”); and
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Invesco Canada Ltd. (“Invesco Canada”).
The Adviser and each affiliated sub-adviser listed above are indirect, wholly owned subsidiaries of Invesco Ltd. Under each Sub-Advisory Agreement, each sub-adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Sub-Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of sub-adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder. Each Sub-Advisory Agreement continues in effect (following its initial term) only if approved annually by the Board, including a majority of the Independent Trustees.
Each Sub-Advisory Agreement terminates automatically upon assignment or termination of the Advisory Agreement and are terminable at any time without penalty as to the Fund by the Board, including a majority of the Independent Trustees, or by vote of the holders of a majority of the Fund’s outstanding voting securities on 60 days’ written notice to the Sub-Adviser, by the Adviser on 60 days’ written notice to the Sub-Adviser or by the Sub-Adviser on 60 days’ written notice to the Trust.
Invesco Management S.A. currently serves as Sub-Adviser to the Fund. The Adviser pays the Sub-Adviser a fee which will be computed daily and paid as of the last day of each month equal to 40% of the Adviser’s monthly compensation with respect to the assets of the Fund for which the Sub-Adviser provides sub-advisory services. On an annual basis, the Sub-Advisory fee is equal to 40% of the Adviser’s compensation of the sub-advised assets per year.
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Invesco Advisers is located at 1331 Spring Street N.W., Suite 2500, Atlanta, Georgia 30309.
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Invesco Asset Management is located at Perpetual Park, Perpetual Park Drive, Henley-on-Thames, Oxfordshire, RG9 1HH, United Kingdom.
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Invesco Japan is located at Roppongi Hills Mori Tower 14th Floor, 6-10-1 Roppongi, Minato-ku, Tokyo 106-6114, Japan.
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Invesco Hong Kong is located at 45F Jardine House, 1 Connaught Place, Central, Hong Kong.
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Invesco Management S.A. is located at 37a Avenue John F. Kennedy, 1855 Luxembourg.
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ISSM is located at 225 Liberty Street, New York, New York 10281.
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Invesco Canada is located at 16 York Street, Suite 1200, Toronto, Ontario, Canada M5J 0E6.
Please Retain This Supplement For Future Reference.
P-IQSZ-SUMSTATSAI-SUP 091725